NUMBER         [LOGO]         Integrated Living                  SHARES
ILC                           Communities, Inc.

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS




     This Certifies that









     is the owner of

                              CERTIFICATE OF STOCK




         fully paid and non-assessable shares of Common Stock, par value $.01 per share of Integrated Living Communities, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed.
         This certificate not valid until countersigned and registered by the Transfer Agent and Registrar.
         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized of Officers.

Dated:

        Edward J. Komp    Integrated Living Communites, Inc.   Kyda A. Johnson
              President         CORPORATE SEAL                        Secretary
                                     1995
                                   Delaware

         The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

   TEN COM -- as tenants in common    UNIF GIFT MIN ACT --      Custodian
                                                           -----         -------
                                                           (Cust)        (Minor)
   TEN ENT -- as tenants by the entireties
   JT TEN  -- as joint tenants with right of       under Uniform Gifts to Minors
             survivorship and not as tenants       Act
             in common                                 -----------------
                                                            (State)
     Additional abbreviations may also be used though not in the above list.




     For Value Received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock representated by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________


                                _____________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERA-TION OR ENLARGEMENT OR ANY CHANGE WHATEVER.







Signature(s) Guaranteed:

______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLON PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.